SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              PROTECTION ONE, INC.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                                          92-1063818
               --------                                          ----------
(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification No.)

                              6011 Bristol Parkway
                              Culver City, CA 90230
                              ---------------------
                    (Address of Principal Executive Offices)

If this form relates to the                 If this form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section 12(b)        securities pursuant to Section 12(g)
of the Exchange Act and is effective        of the Exchange Act and is effective
pursuant to General Instruction             pursuant to General Instruction
A.(c), please check the following           A.(d), please check the following
box. |X|                                    box. |_|



 Securities Act registration statement file number to which this form relates:

                                 Not Applicable
                                 --------------
                                (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                               Name of Each Exchange on Which
to be so Registered                               Each Class is to be Registered
-------------------                               ------------------------------

   Common Stock                                       New York Stock Exchange



Securities to be registered pursuant to Section 12(g) of the Act:

Title of Each Class                               Name of Each Exchange on Which
to be so Registered                               Each Class is to be Registered
-------------------                               ------------------------------

       None                                                     N/A

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

           The class of securities to be registered hereby is the capital stock ("Capital Stock") of Protection One, Inc., a company established under the laws of the State of Delaware (the "Company").

           The description of the Common Stock under the heading "Description of Capital Stock" in the prospectus contained in the Registration Statement on Form S-3 (Registration Statement No. 333-50383) filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, on April 17, 1998 is hereby incorporated by reference.

ITEM 2.    EXHIBITS

1. Fifth Amended and Restated Certificate of Incorporation of the Company, incorporated herein by reference to Exhibit 3.1 of the Company's Annual Report on Form 10-K, filed December 29, 1997.

2.         Bylaws of the Company, incorporated herein by reference to Exhibit
           3.1 to the Company's Quarterly Report on Form 10-Q, filed May 14,
           1996.



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         PROTECTION ONE, INC.

Date: October 29, 1998                   By: /s/ JOHN E MACK, III
      ----------------                       ----------------------------------
                                             John E. Mack, III
                                             Executive Vice President and Chief
                                             Strategic Officer